Exhibit 99.2

SPX Corporation 2019 Investor Event - New York Q2 2022 Earnings Presentation August 4, 2022

August 4, 2022 2 Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations, products introductions, and financial projections, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to safe harbor created thereby. These forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future express or implied results. Although SPX believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, statements with respect to SPX’s intention to implement a reorganization of its corporate legal structure (the “Transaction”), the timing thereof and its impact on business operations and financial profile, are forward-looking statements. Forward-looking statements are based on the company’s existing operations and complement of businesses, which are subject to change. Particular risks facing SPX include risks relating to economic, business and other risks stemming from changes in the economy, including changes resulting from the impact of the COVID-19 pandemic and governmental and other actions taken in response, including labor constraints and supply-chain disruptions; the uncertainty of claims resolution with respect to the large power projects in South Africa, as well as claims with respect to asbestos, environmental and other contingent liabilities; cyclical changes and specific industry events in the company’s markets; economic impacts from continued or escalating geopolitical tensions; changes in anticipated capital investment and maintenance expenditures by customers; availability, limitations or cost increases of raw materials and/or commodities that cannot be recovered in product pricing; the impact of competition on profit margins and the company’s ability to maintain or increase market share; inadequate performance by third-party suppliers and subcontractors for outsourced products, components and services; cyber-security risks; risks with respect to the protection of intellectual property, including with respect to the company’s digitalization initiatives; the impact of overruns, inflation and the incurrence of delays with respect to long-term fixed-price contracts; defects or errors in current or planned products; domestic economic, political, legal, accounting and business developments adversely affecting the company’s business, including regulatory changes; changes in worldwide economic conditions; uncertainties with respect to the company’s ability to identify acceptable acquisition targets; uncertainties surrounding timing and successful completion of any announced acquisition or disposition transactions, including with respect to integrating acquisitions and achieving cost savings or other benefits from acquisitions; uncertainties with respect to the completion of the Transaction, which may be delayed or not completed as anticipated, as well as the extent of the expected benefits of the Transaction (if it is completed); the impact of retained liabilities of disposed businesses; potential labor disputes; and extreme weather conditions and natural and other disasters. More information regarding such risks can be found in SPX’s most recent Annual Report on Form 10-K and other SEC filings. Statements in this presentation are only as of the time made, and SPX disclaims any responsibility to update or revise such statements except as required by law. This presentation includes non-GAAP financial measures. Reconciliations of historical non-GAAP financial measures with the most comparable measures calculated and presented in accordance with GAAP are available in the appendix to this presentation. We believe that these non-GAAP measures are useful to investors in evaluating our operating performance and our management of business from period to period.

Introductory Comments Gene Lowe

Strong 2Q performance and 2H outlook Robust D&M project bookings Continuing to manage supply challenges Reorganizing corporate legal structure Executed ~$34m of stock repurchases Potential for up to 5-10% of capital allocation Raising full-year 2022 Adjusted EPS guidance Executive Summary – Q2 2022 August 4, 2022 4 Well-Positioned to Continue Value Creation Journey

Q2 2022 Results Summary August 4, 2022 5 On Track for Strong Full-Year Results ($ millions) Q2 2022 *Adjusted results are non-GAAP financial measures. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. * Strong organic revenue growth HVAC and Detection & Measurement Solid contribution from acquistions Cincinnati Fan, ECS and ITL Robust profit and margin growth 47% growth in Adj. Operating Income* 220 bps margin* expansion / Margin*

Value Creation Framework August 4, 2022 6 Organic Growth • New products • Channel expansion • Adjacent markets Inorganic Growth • Strategic platform focus • Significant capital to deploy • Large target pipeline SPX Business System • Policy deployment • Operational excellence • Due diligence/integration Culture & Values • Integrity • Results/accountability • Diversity & Inclusion • Employee development

Q2 Financial Review Jamie Harris

August 4, 2022 8 Reorganizing Corporate Legal Structure Enables More Efficient Management and Growth SPX Technologies, Inc. New Name No Trading Disruption SPXC / NYSE Simplified legal structure More efficient management/growth (e.g., M&A) Segregate assets / liabilities of operating businesses from certain legacy liabilities and related assets Key Benefits On or around August 15th

Adjusted Earnings Per Share August 4, 2022 9 * Adjusted results are non-GAAP financial measures. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. **Non-service pension includes the impact of non-cash mark-to-market pension losses associated with higher interest rates. † Other includes costs associated with the reorganizaon of SPX’s legal structure, among other items. Q2 2022 Adjusted EPS* of $0.71 Q2 2021 Q2 2022 GAAP EPS from continuing operations $0.38 $0.41 Amortization $0.11 $0.12 Acquisition-related $0.04 $0.01 Non-service pension** $0.00 $0.07 Other† $(0.02) $0.10 Adj EPS from continuing operations* $0.51 $0.71

Adjusted Q2 2022 Results 10 Strong Organic and Acquisition-Driven Growth August 4, 2022 Q2 Adjusted Results: 19.4% year-over-year increase: 10.2% organic increase due to higher project revenue in D&M and strong HVAC Heating sales 10.8% acquisition impact (Cincinnati Fan, ECS and ITL) -1.6% currency impact from stronger USD Q2 Adjusted Segment Income* and Margin*: $11.4m increase in Adjusted Segment Income* driven primarily by D&M performance 70 bps increase in margin*, largely driven by higher D&M project revenue, partially offset by production constraints in HVAC ($ millions) Q2 2022 *Adjusted results are non-GAAP financial measures. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. * /

Summary Q2 2022 Adjusted Segment Results 11 August 4, 2022 Q2 2022 Segment Y/Y % Change in Revenue Y/Y Change in Adjusted Segment Income Margin* HVAC 18.0% (140) bps Detection & Measurement 21.7% 420 bps Total SPX 19.4% +70 bps Organic 10.2% Acquisitions 10.8% Currency -1.6% *Adjusted results are non-GAAP financial measures. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation.

HVAC Q2 2022 Results 12 Strong Organic Growth Driven by Heating *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. August 4, 2022 Q2 Revenue: 18.0% year-over-year Increase: 8.9% organic increase – Demand remains strong. Growth in heating revenue (price and volume), partially offset by production constraints 9.8% acquisition impact (Cincinnati Fan) -0.7% currency impact (Strong USD) Q2 Adjusted Segment Income* and Margin*: $1.7m increase in Adjusted Segment Income* -140 bps decrease in margin* due to production constraints 12 ($ millions) Q2 2022 * /

Detection & Measurement Q2 2022 Results 13 *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. August 4, 2022 Q2 Revenue: 21.7% year-over-year increase: 12.4% organic increase due to higher project sales 12.5% acquisition impact (ECS and ITL) -3.2% currency impact from stronger USD Q2 Adjusted Segment Income* and Margin*: $9.7m increase in Adjusted Segment Income* 420 bps increase in margin due primarily to higher project sales and acquisition of ECS Strong Results Including Robust Project Sales ($ millions) Q2 2022 * /

Financial Position and Liquidity Review Jamie Harris

1.5x -0.9x 1.4x 0.3x Gross Leverage Bank Net Leverage Financial Position - Capital Structure & Liquidity Update August 4, 2022 15 * Calculated as defined by SPX’s credit facility agreement. Well-Positioned to Continue Growth Initiatives * * ($millions) Q1 2022 Q2 2022 Short-term debt $2 $2 Current maturities of long-term debt 13 13 Long-term debt 228 225 Total Debt $243 $240 Less: Cash on hand (269) (195) Net Debt (Cash) $(26) $45 ** ** Includes ~$5m of cash related to discontinued operations ($ millions)

2022 Guidance (Updates in Bold)

SPX

	Revenue	Segment Income Margin
HVAC	▪ **$885-$910m** *(+$25m)* *($855-$890m prior)*	▪ **~14.0%** *(14.0-14.5% prior)*
Detection & Measurement	▪ **$520-$540m** *(+$13m)* *($500-$535m prior)*	▪ 19.0%-21.0% *(19.0-21.0% prior)*
Total SPX	▪ **$1.41-$1.45B** *(+$38m)* *($1.36-$1.43B prior)*	▪ **~16.0-16.5%** *(16.0-17.0% prior)*

Adj. Operating Income of **$162-177m** *(+$7m)*, **11.5%-12.0%** margin *(prior 11-12%)*;
Adj. EPS* of **$2.70-2.85** *(+$.08)*

Note: Adjusted results are non-GAAP financial measures. Reconciliations of guidance measures to US GAAP financial measures are not predictable and accordingly are not included in the Appendix of the presentation.
* Prior to capital deployment. Management estimates that using cash balances to repay debt would increase the $2.70-$2.85 Adjusted EPS guidance range to $2.73-2.88.

August 4, 2022 16

End Market Overview and Closing Remarks Gene Lowe

Market Commentary 18 August 4, 2022 Market Comments Cooling: ‒ Continued solid demand in Americas / Asia ‒ Labor constraints moderating Heating: ‒ Demand remains healthy / No material order cancellations ‒ Managing supply chain challenges Run-rate: ‒ Broad strength in Location & Inspection / regional variances ‒ AtoN run-rate flattish Project-oriented: ‒ Strong bookings activity ‒ CommTech/Transportation orders delivering in 2022/23 Continued Broad-Based Demand Strength

Office / Retail, 4% Institutional, 12% Healthcare, 4% Data Center / Lab, 3% Hospitality, 2% Light Mfg. / Other, 4% Gov't Regulated, 21% Utility, 13% Water/Wastewater, 8% End Market Exposure August 4, 2022 19 Residential Non-Resi Industrial Gov’t, Regulated & Utility ~$1.4 Billion* * 2022E revenue. Breakdowns based on Management estimates Detection & Measurement HVAC 13% 27% 19% 41% (~2/3 Replacement Revenue)

Executive Summary August 4, 2022 20 Strong Q2 results Solid demand continues; managing supply chain Increasing full-year 2022 guidance Remain well-positioned for growth Progressing Towards “SPX 2025” Targets

Questions

Modeling Considerations – Full Year 2022 22 Metric Considerations Corporate expense $48-50m Long-term incentive comp ~$12-13m Restructuring costs $1m Interest cost ~$9m Other income/(expense), and Non-service pension benefit/(expense) $4-6m Tax rate 20-22% Capex ~$15m Cash cost of pension + OPEB $12-13m D&A $47-48m Share count ~47m Currency effect Topline sensitivity to USD-GBP rate August 4, 2022

• Worsening supply chain challenges and input costs • Delayed project-related sales • Accelerated project-related sales • Moderating supply chain challenges and input costs $2.85 $2.70 $2.78 Base Case • Favorable economic policy/infrastructure stimulus • Unfavorable economic policy/macroeconomic decline 2022 Adjusted EPS Guidance - Key Drivers 23 August 4, 2022 Note: Adjusted results are non-GAAP financial measures. Reconciliations of guidance measures to US GAAP financial measures are not practicable and accordingly are not included in this Appendix.

Adjusted Segment Income Phasing and Reconciliations August 4, 2022 24 23% 23% 24% 31% 23% 22% 21% 34% Q1 Q2 Q3 Q4 2020 2021

Adjusted SPX Results by Quarter

($ millions)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	Q2 2022	2022
Segment Income	$ 42.3	$ 37.3	$ 32.9	$ 61.4	$ 173.9	$ 30.2	$ 48.1	$ 78.3
Exclude: One time acquisition related costs	0.7	0.9	3.2	0.3	5.1	0.1	0.9	1.0
Exclude: Intangible amortization	4.0	6.5	5.5	5.6	21.6	9.3	7.1	16.4
Adjusted Segment Income	$ 47.0	$ 44.7	$ 41.6	$ 67.3	$ 200.6	$ 39.6	$ 56.1	$ 95.7
Operating Income from Continuing Operations	$ 25.0	$ 17.1	$ 17.7	$ 13.9	$ 73.7	$ 11.4	$ 27.2	$ 38.6
Exclude: "Other" operating adjustments[1]	5.6	11.6	9.7	34.5	61.4	13.7	15.0	28.7
Adjusted Operating Income	$ 30.6	$ 28.7	$ 27.4	$ 48.4	$ 135.1	$ 25.1	$ 42.2	$ 67.3
Income from Continuing Operations	$ 23.0	$ 17.7	$ 13.9	$ 4.4	$ 59.0	$ 13.0	$ 19.1	$ 32.1
Exclude: "Other" income adjustments[2]	(0.1)	6.2	6.6	36.5	49.2	5.8	13.9	19.7
Adjusted Net Income	$ 22.9	$ 23.9	$ 20.5	$ 40.9	$ 108.2	$ 18.8	$ 33.0	$ 51.8
Adjusted EPS	$0.49	$0.51	$0.44	$0.88	$2.33	$0.40	$0.71	$1.12

[1] Excludes acquisition-related costs and charges resulting from changes in estimates associated with asbestos product liability matters and (for Q3 and Q4 2021 and Q1 and Q2 2022) includes transition services income included in non-operating income for GAAP purposes.

[2] Excludes costs and charges noted above, gains from equity investment, and non-service pension items, as well as the tax impact of the above items.

August 4, 2022 25

August 4, 2022 26 ($ millions) HVAC Segment Results – 2021-2022 Q1 Q2 Q3 Q4 2021 Q1 Q2 2022 Revenue $175.6 $185.4 $179.3 $211.8 $752.1 $193.1 $218.7 $411.8 GAAP Segment Income 22.3 25.9 23.0 33.0 104.2 15.2 25.6 40.8 Exclude: Acquisition related costs - - - 0.1 0.1 - - - Exclude: Intangible amortization 0.7 0.7 0.6 1.4 3.4 5.4 2.7 8.1 Adjusted Segment Income $23.0 $26.6 $23.6 $34.5 $107.7 $20.6 $28.3 $48.9 13% 14% 13% 16% 14% 11% 13% 12%

August 4, 2022 27 ($ millions) D&M Segment Results – 2021-2022 Q1 Q2 Q3 Q4 2021 Q1 Q2 2022 Revenue $111.6 $111.2 $106.4 $138.2 $467.4 $114.0 $135.3 $249.3 GAAP Segment Income 20.0 11.4 9.9 28.4 69.7 15.0 22.5 37.5 Exclude: Acquisition related costs 0.7 0.9 3.2 0.2 5.0 0.1 0.9 1.0 Exclude: Intangible amortization 3.3 5.8 4.9 4.2 18.2 3.9 4.4 8.3 Adjusted Segment Income $24.0 $18.1 $18.0 $32.8 $92.9 $19.0 $27.8 $46.8 22% 16% 17% 24% 20% 17% 21% 19%

Q2 2022 U.S. GAAP to Adjusted EPS Reconciliation August 4, 2022 28 (millions) (1) Adjustment represents the removal of (i) amortization expense associated with acquired intangible assets ($7.1) and (ii) an inventory step-up charge of $0.9 related to our ITL acquisition. (2) Adjustment represents the removal of acquisition and strategic/transformation related expenses ($4.0), costs associated with our South Africa business that could not be allocated to discontinued operations for U.S. GAAP purposes ($0.2), as well as a reclassification of transition services income ($0.9) from "Other income (expense), net." (3) Adjustment represents the removal of (i) a charge of $2.3 related to revisions of recorded liabilities for asbestos-related claims and (ii) a gain of $0.4 related to a revision of the liability associated with contingent consideration on a recent acquisition. (4) Adjustment represents the removal of a pension plan settlement and mark-to-market pension losses of $3.8, partially offset by the reclassification of income related to a transition services agreement ($0.9) to "Corporate expense." (5) Adjustment represents the tax impact of items (1) through (4) above. GAAP Adjustments Adjusted Segment income (1) $ 48.1 $ 8.0 $ 56.1 Corporate expense (2) (16.4) 5.1 (11.3) Long-term incentive compensation expense (2.5) - (2.5) Special charges, net (0.1) - (0.1) Other operating expense, net (3) (1.9) 1.9 - Operating income 27.2 15.0 42.2 Other income (expense), net (4) (1.7) 2.9 1.2 Interest expense, net (2.0) - (2.0) Income from continuing operations before income taxes 23.5 17.9 41.4 Income tax provision (5) (4.4) (4.0) (8.4) Income from continuing operations 19.1 13.9 33.0 Diluted shares outstanding 46.289 46.289 Earnings per share from continuing operations $ 0.41 $ 0.71

29 Q2 2021 U.S. GAAP to Adjusted EPS Reconciliation August 4, 2022 (millions) (1) Adjustment represents the removal of (i) amortization expense associated with acquired intangible assets ($6.5) and (ii) an inventory step-up charge related to the Sealite acquisition of ($0.9). (2) Adjustment represents the removal of acquisition related expenses incurred during the period ($1.2) and costs associated with our South Africa business that could not be allocated to discontinued operations for U.S. GAAP purposes ($0.3). (3) Adjustment represents the removal of a charge of $2.7 related to revisions of recorded assets for asbestos-related claims. (4) Adjustment represents the removal of (i) a gain on an equity security associated with a fair value adjustment ($2.2) and (ii) non-service pension and postretirement income ($0.4). (5) Adjustment relates primarily to the removal of a charge associated with the write-off of deferred finance costs in connection with a reduction of our credit facilities primarily used to support our South Africa business. (6) Adjustment primarily represents the tax impact of items (1) through (5) above. GAAP Adjustments Adjusted Segment income (1) $ 37.3 $ 7.4 $ 44.7 Corporate expense (2) (13.6) 1.5 (12.1) Long-term incentive compensation expense (3.3) - (3.3) Special charges, net (0.6) - (0.6) Other operating expense, net (3) (2.7) 2.7 - Operating income 17.1 11.6 28.7 Other income, net (4) 6.4 (2.6) 3.8 Interest expense, net (5) (3.4) 0.3 (3.1) Income from continuing operations before income taxes 20.1 9.3 29.4 Income tax provision (6) (2.4) (3.1) (5.5) Income from continuing operations 17.7 6.2 23.9 Diluted shares outstanding 46.545 46.545 Earnings per share from continuing operations $ 0.38 $ 0.51

U.S. GAAP to Adjusted Operating Income Reconciliation August 4, 2022 30 ($ millions) July 2, 2022 July 3, 2021 July 2, 2022 July 3, 2021 Operating income $ 27.2 $ 17.1 $ 38.6 $ 42.1 Include - TSA Income (1) 0.9 - 1.8 - Exclude: Acquisition related and other costs (2) (5.1) (2.4) (9.5) (4.0) Other operating expense (3) (1.9) (2.7) (1.0) (2.7) Amortization expense (4) (7.1) (6.5) (16.4) (10.5) Adjusted operating income $ 42.2 $ 28.7 $ 67.3 $ 59.3 as a percent of revenues (5) 11.9% 9.7% 10.2% 10.2 % Three months ended Six months ended (1) Represents transition services income related to the Transformer Solutions disposition. Amount recorded in non-operating income for U.S. GAAP purposes. (2) For the three and six months ended July 2, 2022, represents (i) cost incurred in connection with acquisitions and strategic/transformation initiatives ($4.0 and $8.2, respectively), (ii) costs associated with our South Africa business that could not be allocated to discontinued operations for U.S. GAAP purposes of $0.2 and $0.4, respectively, and (iii) an inventory step-up charge of $0.9 related to our ITL acquisition. For the three and six months ended July 3, 2021, represents (i) cost incurred in connection with acquisitions, including inventory step-up charges of $0.9 and $1.6, respectively, (ii) costs associated with acquisition and integration efforts of $1.2 and $1.9, respectively, and (iii) costs associated with our South Africa business that could not be allocated to discontinued operations for U.S. GAAP purposes of $0.3 and $0.5, respectively. (3) For the three and six months ended July 2, 2022, represents (i) a gain of $0.4 and $1.3, respectively, related to a revision of the liability associated with contingent consideration on a recent acquisition and (ii) a charge of $2.3 related to revisions of recorded liabilities for asbestos-related claims. For the three and six months ended July 3, 2021, represents a charge of $2.7 related to revisions of recorded assets for asbestos-related claims. (4) Represents amortization expense associated with acquired intangible assets. (5) See "Results of Reportable Segments" for applicable percentages based on GAAP results.

Q2 2022 Non-GAAP Reconciliation - Organic Revenue August 4, 2022 31 HVAC Detection & Measurement Consolidated Net Revenue Growth 18.0% 21.7% 19.4 % Exclude: Foreign Currency (0.7) % (3.2) % (1.6) % Exclude: Acquisitions 9.8% 12.5% 10.8 % Organic Revenue Growth 8.9% 12.4% 10.2 % Three months ended July 2, 2022

U.S. GAAP Adjusted Segment Income Reconciliation August 4, 2022 32 ($ millions) (1) Includes cost incurred in connection with acquisitions during the periods herein, including integration costs and "Cost of products sold" related to the step-up of inventory (to fair value) acquired in connection with the ITL acquisition of $0.9 and $1.0 during the three and six months ended July 2, 2022, respectively, and inventory step-up charges of $0.9 and $1.6 during the three and six months ended July 3, 2021, respectively, related to the Sealite and Sensors & Software acquisitions. (2) Represents amortization expense associated with acquired intangible assets. CONSOLIDATED SPX: July 2, 2022 July 3, 2021 July 2, 2022 July 3, 2021 Total segment income $ 48.1 $ 37.3 $ 78.3 $ 79.6 Exclude: Acquisition related costs (1) (0.9) (0.9) (1.0) (1.6) Exclude: Amortization expense (2) (7.1) (6.5) (16.4) (10.5) Adjusted segment income $ 56.1 $ 44.7 $ 95.7 $ 91.7 as a percent of revenues 15.8% 15.1% 14.5% 15.7 % Three months ended Six months ended

U.S. GAAP to Adjusted Segment Income Reconciliations August 4, 2022 33 ($ millions) (1) Includes "Cost of products sold" related to the step-up of inventory (to fair value) acquired in connection with the ITL acquisition of $0.9 during the three months ended July 2, 2022, and inventory step-up charges of $0.9 during the three months ended July 3, 2021, related to the acquisition. (2) Represents amortization expense associated with acquired intangible assets. HVAC REPORTABLE SEGMENT: July 2, 2022 July 3, 2021 Segment income $ 25.6 $ 25.9 Exclude: Acquisition related costs - - Exclude: Amortization expense (2) (2.7) (0.7) Adjusted segment income $ 28.3 $ 26.6 as a percent of segment revenues 12.9% 14.3 % DETECTION & MEASUREMENT REPORTABLE SEGMENT: July 2, 2022 July 3, 2021 Segment income $ 22.5 $ 11.4 Exclude: Acquisition related costs (1) (0.9) (0.9) Exclude: Amortization expense (2) (4.4) (5.8) Adjusted segment income $ 27.8 $ 18.1 as a percent of segment revenues 20.5% 16.3 % Three months ended Three months ended

Q2 2022 Debt Reconciliation August 4, 2022 34 ($ millions) (1) Includes the unamortized debt issuance costs associated with term loan of $0.9, and excludes purchase card debt of $2.1. (2) Excludes restricted cash of $0.4. Note: Adjusted net debt as defined by SPX's current credit facility agreement. Q2 2022 Short-term debt $ 2.1 Current maturities of long-term debt 13.0 Long-term debt 224.5 Gross debt 239.6 plus: Adjustments per Senior Credit Agreement(1) (1.2) Adjusted gross debt 238.4 less: cash and equivalents (194.8) Adjusted net debt 43.6 $

Q2 2022 Consolidated Adjusted EBITDA* Reconciliation August 4, 2022 35 ($ millions) *Adjusted EBITDA includes pro-forma impact related to acquisitions closed during the last 12 months. ** Amounts for the 12 months ended July 2, 2022 are calculated by adding the respective amounts for the six months ended July 2, 2022 and the fiscal year ended December 31, 2021 and subtracting the respective amounts for the six months ended July 3, 2021. Note: Adjusted consolidated EBITDA as defined by SPX's current credit facility agreement. 12 Months Ended July 2, 2022** Income from continued operations $ 38.5 Income tax provision 9.7 Interest expense 10.4 Depreciation and amortization 48.1 EBITDA 106.7 Adjustments: (Gains)/Losses on disposition of assets outside the ordinary course of business 5.7 Impairments & other organizational costs 5.7 Non-cash compensation 21.5 Pension adjustments (11.2) Extraordinary non-recurring, non-cash charges (gains), net 33.3 Extraordinary non-recurring cash charges, net 0.5 Material acquisition / disposition related fees, costs, or expenses, net 4.7 Pro forma effect of acquisitions and divestitures, and other 5.7 Adjusted EBITDA 172.6 $

Q2 2022 Adjusted Free Cash Flow Reconciliation August 4, 2022 36 ($ millions) * Adjustments align with our reconciliation of GAAP to Adjusted EPS excluding the impact of non-cash adjustments. Adjustments include the tax paid on the gain of the sale of Transformer Solutions Three Months Ended July 2, 2022 Operating cash used in continuing operations $ (34.9) Capital Expenditures (3.9) Free Cashflow used in continuing Operations (38.8) Adjustment* 44.6 Adjusted free cash flow from continiuing operations $ 5.8